[GRAPHIC: PHOTO OF INTERNATIONAL FLAGS]


U.S. GLOBAL ACCOLADE FUNDS
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 SEMI-ANNUAL REPORT
 APRIL 30, 2000
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                                                     [GRAPHIC: U.S. GLOBAL LOGO]
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U.S. GLOBAL ACCOLADE FUNDS

 SEMI-ANNUAL REPORT
 (UNAUDITED)
 APRIL 30, 2000


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 TABLE OF CONTENTS
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LETTER TO SHAREHOLDERS                                        1

FUND MANAGER'S PERSPECTIVE                                    7

PORTFOLIOS OF INVESTMENTS                                    20

STATEMENTS OF ASSETS AND LIABILITIES                         32

STATEMENTS OF OPERATIONS                                     33

STATEMENTS OF CHANGES IN NET ASSETS                          34

NOTES TO FINANCIAL STATEMENTS                                36

FINANCIAL HIGHLIGHTS                                         42

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[U.S. Global Investors Logo]

P.O. Box 781234
San Antonio, Texas 78278-1234
Tel 1*800*US*FUNDS
Fax 210*308*1217
www.usfunds.com

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Dear Shareholder:

The Year  2000--you  can't say it hasn't been an       [Graphic: Photograph
interesting year so far for investors.                  of Frank E. Holmes]

In this U.S. presidential election year, the economy continues to turn out record earnings.
Periodic  interest rate increases by the Federal
Reserve Bank have succeeded in making some investors jittery. However, Fed Chairman Alan

Greenspan's best intentions of slowing down the economy have yet to impose significant cutbacks in employment, labor costs, production, or borrowing and spending.

We wrote in our Shareholder Report (4th Quarter 1999) that we expected the market to remain bullish "with one or two healthy corrections." We weathered one such correction on April 14, emerging confident in the knowledge that the diversification offered by mutual fund investing remains the prudent way to protect your assets and navigate a volatile market. While the Dow Jones and Nasdaq were both off by record amounts for the day, mutual fund investors stayed calm.

As long as earnings remain robust, and businesses continue to reinvent themselves--examining everything from the technologies used to the global interaction between companies and countries--we remain bullish on investing in the U.S. and abroad with good reason.

The U.S. presidential election market cycle theory is one of the many macroeconomic analytical tools we use in our market forecasting. This theory holds that there is a strong correlation between the actual election year (2000) and an "up" year for the stock market, as was the third year in the cycle
(1999). The theory, which reaches back through history to the 1832 presidential election for its data, also holds that years one and two immediately following a presidential election reflect weaker market returns.

Currently, the economy is humming along, while long-term interest rates hover around 6.3 percent despite continued rate increases. However, if interest rates continue to rise through the end of the summer, we could see a down year. We believe interest rates could peak in July or August.

That is why we advocate the dollar-cost averaging method of investing, using our
ABC   Investment   Plan(R)  to  accumulate   new  shares  while  the  market  is
correcting. (1)

The following chart demonstrates the effect of dollar-cost averaging for a typical mutual fund investment cycle of five years. A hypothetical investment of $1,200 per year for five years yields an average share price of $35.26, which falls between the low of $30 and the high of $40 per share. This eliminates the guess work involved in market timing. It also assures that you have a position in the market at all times.

                                                                               1

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

                         DOLLAR-COST AVERAGING LEADS TO
                      POTENTIAL LOWER OVERALL SHARE PRICES

INVESTMENT               AMOUNT          ANNUAL           SHARES
   YEAR                 INVESTED       SHARE PRICE       PURCHASED
    1                    $1,200          $30.00            40.00
    2                     1,200           35.00            34.29
    3                     1,200           40.00            30.00
    4                     1,200           35.00            34.29
    5                     1,200           38.00            31.58
                         ------                           ------
    Total                $6,000                           170.16

 Average share price = $35.26

 This table is for illustrative purposes only and does not depict actual fund performance. Actual results will vary.

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BONNEL GROWTH FUND AWARDED MORNINGSTAR'S HIGHEST RATING

In December 1999, Morningstar awarded the Bonnel Growth Fund five stars for risk-adjusted performance. Currently the fund has 5 stars out of 3,571, 3,571, and 2,283 domestic equity funds for the overall, 3- and 5-year periods ended 3/31/00, respectively. (2)

The Wall Street Journal awarded the Bonnel Growth Fund an "A" rating for the 1-, 3-, and 5-year periods ended 3/31/00, based on average annual total return among 372, 257, and 158 multi-cap growth funds reported by Lipper, Inc., respectively. (3)

The Bonnel Growth Fund recorded its fifth anniversary in October 1999 and continues its emphasis on stocks with market capitalizations of less than $10 billion at the time of purchase. The fund's manager, Art Bonnel, uses a fundamental, quantitative analysis of financial data based on measures he believes predict future growth potential.

MEGATRENDS FUND'S VALUE STOCK ORIENTATION PROVES DURABLE

The fund's conservative portfolio manager, Dr. Stephen Leeb of the Money Growth Institute, continues to favor beneficiaries of strong and somewhat inflationary economic growth. This unique approach to value-oriented investing encompasses a broad range of stocks, from oil and gas drilling to telephone communications and holding companies.

2

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Going forward,  the fund remains bullish on old economy providers of new economy services. You won't find new economy tech stocks in this portfolio, because Leeb believes that the higher the price-to- earnings ratio, the bigger the potential fall a company will take.

We expect that the fund's value stock orientation may serve it well in the second half of the year. Old economy blue chips held their own, even as new economy tech-related stocks lost considerable ground in March and April.

We suggest that the MegaTrends Fund be a part of an asset allocation model for conservative investors who prefer low volatility and old economy companies.

REGENT EASTERN EUROPEAN FUND PRIMED FOR EXPANSION

The ongoing political stabilization process in Eastern Europe continues to have a favorable effect on the economic climate in markets like Poland, the Czech Republic, Hungary, Russia, Slovakia and others. Broad privatization has put thousands of companies once owned by the state in the hands of private investors, who now have a direct stake in the financial success of these companies.

The best performing market in the region has been Russia, buoyed by very positive macroeconomic conditions and a stable political environment. Corporate profits have risen sharply, while Russia's cost of capital on international credit markets has declined.

The other equity markets in the region have also performed well, with Polish and Hungarian telecommunication and technology companies being especially well supported. Growth prospects across the core markets of the fund appear good. Poland and Hungary, in particular, have one eye firmly fixed on European Union enlargement, and the convergence process has already begun in earnest. My own impressions of the region, gathered during a recent visit to Poland, led me to conclude that this is an exciting and vibrant area with much to offer the business world.

DIVERSIFICATION IS THE BEST WAY TO REACH YOUR FINANCIAL GOALS

It appears that the market is somewhat cautionary regarding inflation, although the May interest rate increase of .5 percent seemed to have little immediate effect on key market activity. However, speculation continues concerning the possibility of additional rate hikes throughout the year. Add to this the disruptions caused by new technologies imposed on old business methods, and you have a very volatile market.

                                                                               3

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We expect market  adjustments to continue over the next few months leading up to the U.S. presidential election in November. Experienced investors know that these adjustments should provide great opportunities to invest in leading, growing companies.

Asset allocation is planned diversification of your hard-earned savings into multiple investment vehicles. By spreading around your investments, you take advantage of being invested at all times in favorable sectors as they shift. To assist you in gauging the right asset allocation for your age, risk sensitivity, investment expectations and financial goals, visit our online asset allocation system at www.usfunds.com. An accompanying life cycle investing chart can give you a very broad idea of investment allocation by age.

THE POWER OF DISCIPLINED INVESTING

Disciplined investing will make the difference in the growth of your assets, just as disciplined training makes the difference between world-class athletes and amateurs. To strengthen your approach and opportunities to benefit from favorable market conditions, we suggest the affordable convenience offered by our ABC Investment Plan(R).

As enticing as double and even triple-digit returns can be, chasing hot sectors is dangerous. That's why we continue to advocate a disciplined approach to investing by diversifying your investments into different asset classes and building your equity by investing regularly. It is impossible to accurately and consistently guess the peak in interest rates, the bottom of the stock market, or the revenue of a company. As the following table shows, only three times in the last 20 years did the top-performing sector repeat as the top sector in the following year. However, it is possible to navigate through this uncertainty by using the ABC Investment Plan(R) and diversifying your investment classes.

4


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

--------------------------------------------------------------------------------
 HOT & COLD SECTORS
--------------------------------------------------------------------------------
 Top-performing stock sectors in recent years

           TOP-RANKED SECTOR         SECTOR       S&P 500      RANK IN NEXT YEAR
YEAR       FOR PERFORMANCE           RETURN       RETURN       (AMONG 7 SECTORS)
--------------------------------------------------------------------------------
1980       Natural Resources          56.09%       32.22%              5
1981       Utility                    20.94        -5.08               3
--------------------------------------------------------------------------------
1982       Health                     45.34        21.46               6
1983       Technology                 34.18        22.47               3
--------------------------------------------------------------------------------
1984       Communications             22.58         6.27               3
1985       Health                     39.91        31.74               4
--------------------------------------------------------------------------------
1986       Utility                    24.41        18.68               5
1987       Natural Resources          11.57         5.26               6
--------------------------------------------------------------------------------
1988       Communications             22.90        16.61               1
1989       Communications             46.67        31.68               5
--------------------------------------------------------------------------------
1990       Health                     15.02        -3.12               1
1991       Health                     63.79        30.48               7
--------------------------------------------------------------------------------
1992       Financials                 34.97         7.62               5
1993       Natural Resources          26.31        10.06               4
--------------------------------------------------------------------------------
1994       Technology                 13.18         1.32               2
1995       Health                     45.06        37.53               5
--------------------------------------------------------------------------------
1996       Natural Resources          33.73        22.95               7
1997       Financials                 45.77        33.35               5
--------------------------------------------------------------------------------
1998       Technology                 52.63        28.58               1
1999       Technology                135.59        21.04               6 (*)
--------------------------------------------------------------------------------
2000 (*)   Health                      8.34        -7.35              NA


                                   Source: Morningstar Inc.  (*)Through April 14
--------------------------------------------------------------------------------

The ABC Investment Plan(R) is designed to allow you to contribute a set amount regularly to the fund(s) of your choice. Taking advantage of this dollar-cost averaging method of investing takes the guesswork out of timing the market. Because you invest the same amount on a regular basis, your contributions buy more shares when the price is low and fewer shares when the price is high. (1)

TAKE A LONG-TERM APPROACH TO REACHING YOUR FINANCIAL GOALS

Long-term investing involves understanding that significant accumulation of wealth does not happen overnight for most people. Mutual funds provide a way for investors to participate in the long-range growth of companies throughout the business cycle, from start-up companies to successful ongoing enterprises. We suggest you carefully consider your future financial needs and goals before investing in a particular type of fund or funds. The most successful mutual fund investors have found that taking a long-term position in a fund serves them better than short-term trading.

                                                                               5

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WORKPLACE SAVINGS PARTICIPATION A "NO-BRAINER"

If your employer wants to encourage you to save and prepare for your financial future, by all means, take advantage of the offer. Max out any 401(k), 403(b), IRA, or other employer matching options annually. Otherwise, you are simply leaving money on the table each year, when it could be invested and working for you.

In conclusion, we suggest that you focus on a disciplined investing strategy using the ABC Investment Plan,(R) asset allocation, long-term thinking and the power of employer matching contributions for any and all workplace savings programs. You'll thank yourself when you reach retirement and find that your disciplined investing has paid off.

To get more information about any of our funds, including charges and ongoing expenses, please call 1-800-US-FUNDS to request a prospectus by mail or download a prospectus from our website, www.usfunds.com. Please read the prospectus carefully before you invest or send money.

Sincerely,

/s/ Frank Holmes

Frank Holmes
Chairman & CEO

 (1)
    Of course, a program of regular investing doesn't assure a profit or protect against loss in a declining market. You should evaluate your ability to continue in such a program in view of the possibility that you may have to redeem fund shares in periods of declining share prices as well as in periods of rising prices.

 (2)
    Morningstar proprietary ratings reflect risk-adjusted performance and are subject to change every month. Overall ratings are calculated from a fund's 3-, 5- and 10-year (when available) average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in an investment category receive 5 stars.

 (3)
    In the Wall Street Journal's 4/10/00 issue, an "A" rating reflected that the fund was in the top 20 percent of the multi-cap growth funds reported by Lipper, Inc. Lipper defines a multi-cap growth fund as one that invests in companies of various sizes, with long-term earnings that are expected to grow significantly faster than the earnings of stocks in major indexes. Funds normally have above-average price-to-earnings ratios, price-to-book ratios, and three-year earnings growth.

6


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 BONNEL GROWTH FUND
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FUND MANAGER'S PERSPECTIVE
A Message from Art Bonnel

INTRODUCTION

The Bonnel Growth Fund can invest in companies of all sizes; however, it currently focuses on mid-cap growth issues in four major sectors: financial services, healthcare, technology and retailing. Currently, more growth is found in these industries than in most others. Our primary objective is long-term capital appreciation.

PERFORMANCE

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[Linear graph plotted from data points shown in the following table.]

             BONNEL          S&P             RUSSELL        S&P MID-CAP
             GROWTH FUND     500 INDEX       2000 INDEX     400 INDEX
             -----------     -----------     -----------    -----------
10/17/1994   $ 10,000.00     $ 10,000.00     $ 10,000.00    $ 10,000.00
10/31/1994      9,990.02       10,087.64       10,008.08      10,121.22
11/30/1994     10,009.98        9,720.72        9,603.89       9,665.05
12/30/1994     10,069.86        9,864.72        9,861.92       9,753.44
 1/31/1995      9,839.63       10,120.37        9,737.49       9,855.38
 2/28/1995     10,470.25       10,514.39       10,142.56      10,371.73
 3/31/1995     10,920.69       10,824.15       10,317.24      10,551.43
 4/28/1995     11,401.16       11,142.64       10,546.65      10,763.08
 5/31/1995     11,571.33       11,587.32       10,727.99      11,022.51
 6/30/1995     12,652.39       11,855.99       11,284.51      11,471.01
 7/31/1995     14,093.80       12,248.99       11,934.56      12,069.18
 8/31/1995     14,223.93       12,279.56       12,181.45      12,292.03
 9/29/1995     14,844.54       12,797.49       12,398.95      12,590.02
10/31/1995     14,494.19       12,751.77       11,844.44      12,266.14
11/30/1995     14,774.47       13,310.92       12,342.04      12,801.43
12/29/1995     14,623.77       13,567.32       12,667.72      12,769.41
 1/31/1996     14,414.11       14,028.55       12,654.14      12,954.23
 2/29/1996     15,001.16       14,159.06       13,048.50      13,394.39
 3/29/1996     15,703.52       14,295.38       13,314.12      13,554.81
 4/30/1996     17,569.49       14,505.95       14,026.00      13,968.39
 5/31/1996     19,047.60       14,879.41       14,578.77      14,157.12
 6/28/1996     17,517.08       14,936.14       13,980.12      13,944.84
 7/31/1996     15,703.52       14,276.63       12,759.01      13,001.67
 8/30/1996     16,531.68       14,578.22       13,499.84      13,751.31
 9/30/1996     17,978.33       15,397.99       14,027.42      14,350.40
10/31/1996     17,873.50       15,822.51       13,811.23      14,392.16
11/29/1996     18,708.98       17,017.45       14,380.29      15,202.51
12/31/1996     18,708.98       16,680.35       14,757.16      15,219.17
 1/31/1997     18,846.54       17,721.89       15,052.08      15,790.29
 2/28/1997     17,185.17       17,861.03       14,687.12      15,660.69
 3/31/1997     16,285.70       17,128.51       13,994.10      14,994.00
 4/30/1997     16,560.83       18,150.16       14,033.10      15,382.60
 5/30/1997     18,349.19       19,254.38       15,594.28      16,726.86
 6/30/1997     19,513.21       20,116.50       16,262.62      17,196.62
 7/31/1997     21,343.90       21,716.24       17,019.34      18,898.53
 8/29/1997     21,671.94       20,500.57       17,408.73      18,875.52
 9/30/1997     23,132.26       21,622.68       18,682.98      19,960.01
10/31/1997     20,835.96       20,901.36       17,862.23      19,092.24
11/28/1997     20,831.79       21,868.13       17,746.70      19,375.11
12/31/1997     20,638.78       22,243.42       18,057.32      20,126.65
 1/30/1998     20,780.32       22,489.20       17,772.35      19,743.40
 2/27/1998     22,337.24       24,110.28       19,086.48      21,378.54
 3/31/1998     23,276.53       25,343.94       19,873.66      22,342.29
 4/30/1998     23,509.21       25,598.79       19,983.63      22,749.90
 5/29/1998     22,250.72       25,159.39       18,907.36      21,727.10
 6/30/1998     23,846.54       26,180.61       18,947.15      21,863.35
 7/31/1998     23,171.89       25,902.53       17,413.30      21,016.64
 8/31/1998     19,668.86       22,161.41       14,031.99      17,107.63
 9/30/1998     21,173.86       23,581.16       15,130.10      18,704.34
10/30/1998     20,992.22       25,497.57       15,747.16      20,373.86
11/30/1998     22,964.30       27,042.29       16,572.20      21,390.63
12/31/1998     26,240.72       28,599.58       17,597.71      23,973.07
 1/29/1999     28,118.89       29,795.07       17,831.57      23,040.15
 2/26/1999     25,489.45       28,869.20       16,387.31      21,834.19
 3/31/1999     27,770.08       30,023.92       16,643.14      22,444.14
 4/30/1999     27,609.10       31,186.58       18,134.49      24,213.62
 5/31/1999     27,367.62       30,451.19       18,399.38      24,318.79
 6/30/1999     29,889.73       32,139.80       19,231.39      25,620.15
 7/30/1999     29,460.44       31,137.74       18,703.70      25,076.21
 8/31/1999     30,641.00       30,983.58       18,011.49      24,216.89
 9/30/1999     31,204.45       30,135.25       18,015.43      23,470.20
10/29/1999     33,766.81       32,041.41       18,088.39      24,665.32
11/30/1999     37,630.47       32,692.71       19,168.44      25,959.82
12/31/1999     47,612.64       34,617.04       21,338.30      27,501.37
 1/31/2000     48,354.65       32,878.00       20,995.64      26,727.29
 2/29/2000     64,586.23       32,256.29       24,462.77      28,596.70
 3/31/2000     61,324.46       35,409.85       22,849.92      30,988.76
 4/28/2000     54,940.04       34,344.89       21,474.93      29,906.21

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 AVERAGE ANNUAL PERFORMANCE                          For the Periods Ended
                                                            April 30, 2000
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
                                 Inception  Five Year  One Year  Six Month

  Bonnel Growth Fund

    (Inception 10/17/94)          36.05%     36.96%     98.99%    62.70%
  ----------------------------------------------------------------------
  S&P 500 Index                   24.98%     25.25%     10.13%     7.19%
  ----------------------------------------------------------------------
  S&P Mid-Cap 400 Index           21.89%     22.68%     23.51%    21.25%
  ----------------------------------------------------------------------
  Russell 2000 Index              14.81%     15.28%     18.42%    18.72%

  Past  performance  is not  predictive  of future  results.  Investment return  and  principal  value  may  fluctuate  so  that  shares,  when redeemed, may be worth more or less than their original value. The S&P
  500 Index is an unmanaged  but  commonly  used measure of common stock
  total   return   performance.   The  S&P   Mid-Cap   400  Index  is  a
  capitalization-weighted  index that  measures the  performance  of the mid-range  sector of the U.S. stock market.  The Russell 2000 Index is an unmanaged index that consists of 2,000 small- and mid-cap  publicly traded companies.

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

                                                                               7


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SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

This past six months has been very exciting. Y2K, the biggest and most important event of the century, came and went with no noticeable impact. Now the doomsayers are saying they are sorry that they scared you. Inflation was also a concern, resulting in the Federal Reserve increasing interest rates three times in the past six months.

The stock market created its own excitement. The Dow Jones Industrials went over 11,700 on January 14, 2000, and the Nasdaq Composite surpassed 5,000 on March 9. Then, on April 14, the market suffered one of the sharpest declines in its history. In five weeks the Nasdaq dropped over 34 percent. From its January 14 high of 11,723, the Dow dropped over 15 percent. This plunge gave the doomsayers something else to worry about. Interest rates responded and the long bond rate went back over 6%.

There are always new developments taking place that will impact investment decisions. Advancements in technology and biotechnology are some that come to mind. That is what makes investing in the stock market so exciting. The real secret is to recognize the direction of the trend and not pick short-term market swings. Although the market and individual issues have moved dramatically both up and down, we continue to believe that the stock market has a great deal of upside potential.

INVESTMENT HIGHLIGHTS

The fund has maintained diversity while looking for quality growth issues. Liz Claiborne, which the fund has held since July 1999, designs and markets an extensive range of high quality fashion apparel and accessories for both men and women. Experiencing annual growth of 13%, the company's apparel and fragrances are sold worldwide through department and specialty stores.

Another retailer we hold is Walgreens Co. It is the largest U.S. retail drug chain in terms of revenues, operating more than 2,800 drug stores in 39 states and Puerto Rico. Although founded in 1909, the company became more widely known in the 1920s, when people lined up to buy milkshakes - a product invented by Walgreens' founder, Charles Walgreen, Sr.

8

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Certainly,  technology  and  e-business  stocks made  headlines  in the past six months. As you know, we look for quality investments where the companies are showing profits and have great financial positions. At the present time, most e-commerce companies are not making money. For that reason we do not own them. However, within the next few years, the quality companies will start to show a profit, and at that time you will see them in the portfolio.

The fund is indirectly involved in this burgeoning industry because of our investments in technology. Cisco Systems, Sun Microsystems and a plethora of other issues are supplying and/or making parts for this industry. We also hold shares in Lucent, the world's leading designer, developer and manufacturer of telecommunications systems, software and products.

The fund has also purchased some issues in the financial services industry, with one company being Charles Schwab. It provides securities brokerage and other related financial services to millions of people nationwide. It is a leading U.S. discount brokerage, executing an average of over 130,000 trades a day in 1998. It is also one of the financial services industry's leading innovators. It was the first to open a mutual fund supermarket, called Mutual Fund OneSource.

In the healthcare industry, one of our favorite issues is Johnson & Johnson. Well known for household names like Tylenol and Band-Aid adhesive bandages, Johnson & Johnson currently ranks as the largest and most diversified healthcare company in the world.

CURRENT OUTLOOK

The U.S. economy is in great shape. We are leading the world into this century. Our technology and energy will shape the world for many years to come. The electronic revolution will change the way we all live for the better. It is exciting to be part of it.

The big question now is, has the market hit bottom? Only time will tell. No one can know the answer for sure, but the market acts like it wants to continue to climb much higher. However, as we witnessed in April, the market is not a one-way street. There are always those corrections, but they can be great buying opportunities for the astute and patient investor.

--------------------------------------------------------------------
 BONNEL GROWTH FUND
--------------------------------------------------------------------


--------------------------------------------------------------------
 TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
--------------------------------------------------------------------

   CISCO SYSTEMS, INC.                                      3.21%
     COMPUTERS & DATA PROCESSING
   --------------------------------------------------------------
   ADOBE SYSTEMS, INC.                                      2.50%
     COMPUTER SOFTWARE & HARDWARE
   --------------------------------------------------------------
   VISHAY INTERTECHNOLOGY, INC.                             2.09%
     ELECTRONICS & COMPONENTS
   --------------------------------------------------------------
   SUN MICROSYSTEMS, INC.                                   1.83%
     COMPUTERS & DATA PROCESSING
   --------------------------------------------------------------
   APPLIED MATERIALS, INC.                                  1.81%
     SEMICONDUCTORS
   --------------------------------------------------------------
   IN FOCUS SYSTEMS, INC.                                   1.81%
     COMPUTERS & DATA PROCESSING
   --------------------------------------------------------------
   AVX CORP.                                                1.74%
     ELECTRONICS & COMPONENTS
   --------------------------------------------------------------
   CITIGROUP, INC.                                          1.69%
     FINANCIAL SERVICES
   --------------------------------------------------------------
   GENERAL ELECTRIC CO.                                     1.68%
     MANUFACTURING

   --------------------------------------------------------------
   SCIENTIFIC ATLANTA, INC.                                 1.62%
     COMMUNICATIONS EQUIPMENT
--------------------------------------------------------------------



--------------------------------------------------------------------
 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS
--------------------------------------------------------------------

   ELECTRONICS & COMPONENTS                                21.60%
   COMPUTERS & DATA PROCESSING                              9.56%
   SEMICONDUCTORS                                           7.97%
   COMPUTER SOFTWARE & HARDWARE                             7.90%
   FINANCIAL SERVICES                                       5.70%

--------------------------------------------------------------------
 MEGATRENDS FUND
--------------------------------------------------------------------


FUND MANAGER'S PERSPECTIVE
A Message from Dr. Stephen Leeb

INTRODUCTION

The goal of the MegaTrends Fund is long-term capital appreciation consistent with capital preservation. The fund diversifies its holdings among industries and asset classes that reflect the manager's view of the major trends affecting the world's economy. Because the fund is flexible, it may invest any portion of its assets in the following three asset classes: stocks, bonds or money market instruments. Unless the manager believes a major recession is likely, the fund will invest primarily in stocks to pursue growth potential. Thus, the key decision is which industries are most leveraged to broad economic themes.

PERFORMANCE


--------------------------------------------------------------------------
 MEGATRENDS FUND
--------------------------------------------------------------------------

[Linear graph plotted from data points shown in the following table.]

                                                LIPPER
                                                FLEXIBLE
                  MEGATRENDS     S&P 500        PORTFOLIO
   DATE           FUND           INDEX          FUND INDEX
   ----------     ---------      ---------      ---------
   10/21/1991     $10,000.00     $10,000.00
   10/31/1991       9,990.00      10,134.93     $10,000.00
   11/29/1991       9,880.00       9,727.68       9,784.60
   12/31/1991      10,423.30      10,838.32      10,624.72
    1/31/1992      10,373.14      10,636.60      10,567.45
    2/28/1992      10,503.56      10,774.29      10,683.28
    3/31/1992      10,413.27      10,564.99      10,455.52
    4/30/1992      10,503.56      10,874.86      10,478.30
    5/29/1992      10,533.65      10,928.04      10,605.84
    6/30/1992      10,550.31      10,765.52      10,495.22
    7/31/1992      10,723.42      11,204.96      10,809.53
    8/31/1992      10,703.06      10,976.06      10,704.76
    9/30/1992      10,845.63      11,105.08      10,831.00
   10/30/1992      10,947.47      11,143.20      10,831.65
   11/30/1992      11,039.12      11,521.58      11,070.48
   12/31/1992      11,071.08      11,662.94      11,226.65
    1/29/1993      11,122.43      11,760.34      11,414.72
    2/26/1993      11,142.97      11,920.57      11,442.05
    3/31/1993      11,214.86      12,171.92      11,682.83
    4/30/1993      11,112.16      11,877.72      11,563.09
    5/31/1993      11,204.59      12,194.67      11,797.36
    6/30/1993      11,266.21      12,230.26      11,887.81
    7/30/1993      11,266.21      12,181.02      11,932.71
    8/31/1993      11,390.93      12,642.18      12,338.78
    9/30/1993      11,401.33      12,545.23      12,384.98
   10/29/1993      11,370.15      12,804.57      12,564.59
   11/30/1993      11,266.21      12,682.52      12,390.84
   12/31/1993      11,388.75      12,835.86      12,655.69
    1/31/1994      11,675.33      13,271.83      13,000.59
    2/28/1994      11,473.66      12,911.93      12,716.21
    3/31/1994      11,378.14      12,350.08      12,206.68
    4/29/1994      11,208.31      12,508.31      12,254.83
    5/31/1994      11,325.07      12,712.78      12,297.78
    6/30/1994      11,096.87      12,401.68      12,039.44
    7/29/1994      11,183.14      12,808.63      12,325.76
    8/31/1994      11,323.33      13,332.56      12,675.21
    9/30/1994      11,215.49      13,006.79      12,454.61
   10/31/1994      11,247.85      13,298.59      12,544.41
   11/30/1994      10,902.75      12,814.87      12,243.12
   12/30/1994      11,037.55      13,004.71      12,317.30
    1/31/1995      11,114.51      13,341.73      12,414.26
    2/28/1995      11,444.32      13,861.17      12,775.43
    3/31/1995      11,631.21      14,269.53      13,045.49
    4/28/1995      11,895.05      14,689.40      13,290.17
    5/31/1995      12,279.83      15,275.63      13,712.50
    6/30/1995      12,450.23      15,629.82      13,994.27
    7/31/1995      12,583.98      16,147.90      14,358.04
    8/31/1995      12,617.42      16,188.21      14,479.73
    9/29/1995      12,751.18      16,871.00      14,744.58
   10/31/1995      12,795.76      16,810.72      14,635.91
   11/30/1995      13,263.90      17,547.85      15,063.45
   12/29/1995      13,710.52      17,885.87      15,223.53
    1/31/1996      13,939.22      18,493.91      15,518.32
    2/29/1996      13,984.96      18,665.96      15,599.01
    3/29/1996      13,973.53      18,845.68      15,709.64
    4/30/1996      14,293.71      19,123.27      15,945.86
    5/31/1996      14,568.15      19,615.61      16,148.24
    6/28/1996      14,579.35      19,690.39      16,123.51
    7/31/1996      13,764.36      18,820.95      15,622.44
    8/30/1996      14,165.39      19,218.55      15,892.50
    9/30/1996      14,631.10      20,299.25      16,494.44
   10/31/1996      15,355.54      20,858.90      16,792.48
   11/29/1996      16,015.29      22,434.19      17,605.91
   12/31/1996      15,821.25      21,989.79      17,370.34
    1/31/1997      16,651.17      23,362.87      17,871.41
    2/28/1997      16,308.66      23,546.28      17,846.03
    3/31/1997      15,952.98      22,580.61      17,307.22
    4/30/1997      16,203.28      23,927.45      17,761.44
    5/30/1997      17,309.84      25,383.15      18,515.65
    6/30/1997      17,745.88      26,519.68      19,060.97
    7/31/1997      18,931.57      28,628.64      20,133.40
    8/29/1997      18,312.38      27,026.01      19,500.88
    9/30/1997      19,300.46      28,505.30      20,326.67
   10/31/1997      18,286.03      27,554.37      19,899.13
   11/28/1997      18,378.25      28,828.87      20,259.65
   12/31/1997      18,287.35      29,323.61      20,539.47
    1/30/1998      18,364.44      29,647.63      20,661.61
    2/27/1998      19,382.12      31,784.71      21,663.17
    3/31/1998      20,214.77      33,411.05      22,393.96
    4/30/1998      20,538.57      33,747.02      22,534.46
    5/29/1998      19,705.93      33,167.76      22,309.10
    6/30/1998      19,736.77      34,514.03      22,739.31
    7/31/1998      18,379.86      34,147.44      22,503.35
    8/31/1998      15,666.06      29,215.51      20,293.62
    9/30/1998      16,591.22      31,087.16      21,101.06
   10/30/1998      17,500.96      33,613.58      22,101.13
   11/30/1998      18,148.57      35,649.99      23,008.39
   12/31/1998      18,703.98      37,702.97      23,931.15
    1/29/1999      19,071.09      39,278.99      24,392.53
    2/26/1999      18,373.59      38,058.42      23,720.31
    3/31/1999      19,254.64      39,580.69      24,311.19
    4/30/1999      19,878.72      41,113.44      25,025.05
    5/31/1999      19,529.97      40,143.96      24,586.52
    6/30/1999      20,282.53      42,370.07      25,302.86
    7/30/1999      20,209.11      41,049.05      24,853.84
    8/31/1999      20,300.89      40,845.82      24,627.25
    9/30/1999      19,456.55      39,727.46      24,359.93
   10/29/1999      19,750.23      42,240.36      25,000.98
   11/30/1999      20,154.04      43,098.97      25,272.60
   12/31/1999      21,927.91      45,635.83      26,282.94
    1/31/2000      20,831.52      43,343.25      25,543.37
    2/29/2000      21,014.25      42,523.63      25,767.16
    3/31/2000      23,511.60      46,680.98      26,932.13
    4/28/2000      23,430.38      45,277.05      26,384.98

--------------------------------------------------------------------------
 AVERAGE ANNUAL PERFORMANCE                          For the Periods Ended
                                                            April 30, 2000
--------------------------------------------------------------------------
                                 INCEPTION  FIVE YEAR  ONE YEAR  SIX MONTH

  MegaTrends Fund

    (Inception 10/21/91)          10.50%     14.52%     17.87%    18.63%
  ----------------------------------------------------------------------
  S&P 500 Index                   19.39%     25.25%     10.13%     7.19%
  ----------------------------------------------------------------------
  Lipper Flexible Portfolio
    Fund Index                    12.08%     14.70%      5.43%     5.54%

  Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The
  Lipper Flexible Portfolio Fund Index allocates investments across various asset classes, including domestic common stocks, bonds, and money market instruments with a focus on total returns.

--------------------------------------------------------------------------

--------------------------------------------------------------------
 MEGATRENDS FUND
--------------------------------------------------------------------


SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The past six months have been some of the wildest on record. If you define bull and bear markets as 20 percent changes in major market averages, then the new economy tech stocks experienced both a bull market and a bear market in just three months. Financial stocks, which had been among the leaders of the great bull market of the 1990s, experienced a bear market before regaining some ground at the end of the period. These violent swings were not random. They almost certainly portend changes in both the economy and in the investment environment.

The break in tech stocks and virtually all stocks with high price-to-earnings ratios (P/Es) appears to indicate slower economic growth and somewhat higher inflation. Growth is slowing because the Federal Reserve is raising interest rates. Commodity prices are likely to continue upward because growth in major economies from Asia to Europe is accelerating, notwithstanding the recent slight reprieve in oil prices. China's consumer prices, which had declined over five years, are now rising. That is strong evidence that this massive commodity-consuming economy has entered a long-term phase of self-sustaining growth.

For some stocks, lower growth and rising inflation are a double whammy. Slightly lower U.S. growth will likely trim earnings projections, while higher inflation makes longer-term projections less certain and thus lowers P/E ratios. The silver lining to the fall in the Nasdaq is that both the economy and the market are now on firmer footing. The ultra-high P/E's in the tech and Internet stocks were based on unrealistic expectations that in turn created fantasy, wealth, excess spending and an unhealthy build-up of debt. The shake out in Nasdaq has engendered a more solid economic and investing environment-reason enough for financials, one of the most sensitive barometers of economic risk, to rally.

INVESTMENT HIGHLIGHTS

We welcome the decline in the speculative part of the market as evidence of a return to reason. In no way does it alter our fundamental investment philosophy. Our basic tenet remains growth at a reasonable price. This means every one of the stocks held in the fund not only has well-defined growth prospects and excellent management but also, relative to its projected growth, is valued at less than the S&P 500. Also of great importance, the portfolio is diversified so as to cover most economic sectors

--------------------------------------------------------------------
 MEGATRENDS FUND
--------------------------------------------------------------------

characterized by long-term growth. These include technology, telecommunications, healthcare, financial services, metal mining and those parts of the energy sector that are not highly cyclical. Our investment discipline means that all investments will be cheaper than the S&P 500 in terms of PEG, defined as price-earnings ratio divided by projected growth rates.

CURRENT OUTLOOK

The two megatrends that we continue to focus on are energy and the environment. Indeed we think over the next decade environmental and energy issues will assume center stage. Platinum and related metals (PGMs) are the nexus of these trends. PGMs are necessary catalysts in catalytic converters, which are used to remove automotive pollutants. At the same time, PGMs are vital ingredients in fuel cells, which will likely play a major role in our transformation from an economy driven by fossil fuel to one driven by cleaner and much more abundant hydrogen. As a result, the fund currently has three PGM holdings and is actively looking for other PGM investments. Because PGM stocks tend to be volatile and very cyclical, we don't intend to invest a significant portion of our assets in this sector.

Perhaps our biggest challenge is to find tech stocks that satisfy our criteria. Fortunately, there has been such divergence between stocks perceived as "old" economy and those perceived as "new" that old economy tech stocks such as Honeywell remain relatively cheap. Equally fortunate is that telephone service companies like MCI WorldCom and ALLTEL offer an inexpensive way of participating in the burgeoning Internet and wireless markets.

Despite the market's volatility, we have had a good six months as we outperformed the major averages and our peers. While volatility can be unnerving, it does create buying opportunities, and we will continue to do our best to take advantage of them.

--------------------------------------------------------------------
 MEGATRENDS FUND
--------------------------------------------------------------------



--------------------------------------------------------------------
 TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
--------------------------------------------------------------------

   NOBLE DRILLING CORP.                                     5.31%
     OIL & GAS EXTRACTION & SERVICES
   --------------------------------------------------------------
   MCI WORLDCOM, INC.                                       5.25%
     TELECOMMUNICATIONS
   --------------------------------------------------------------
   ELAN CORP. PLC                                           5.20%
     PHARMACEUTICALS
   --------------------------------------------------------------
   ACE LTD.                                                 4.70%
     INSURANCE
   --------------------------------------------------------------
   BURLINGTON RESOURCES, INC.                               4.54%
     OIL & GAS EXTRACTION & SERVICES
   --------------------------------------------------------------
   APEX SILVER MINES LTD.                                   4.23%
     METAL MINING
   --------------------------------------------------------------
   NABORS INDUSTRIES, INC.                                  4.10%
     OIL & GAS EXTRACTION & SERVICES
   --------------------------------------------------------------
   DUKE ENERGY CO.                                          3.99%
     UTILITIES
   --------------------------------------------------------------
   TYCO INTERNATIONAL LTD.                                  3.72%
     MANUFACTURING
   --------------------------------------------------------------
   ST. PAUL COMPANIES, INC.                                 3.60%
     INSURANCE
--------------------------------------------------------------------


--------------------------------------------------------------------
 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS
--------------------------------------------------------------------

   OIL & GAS EXTRACTION & SERVICES                         13.95%
   METAL MINING                                             9.88%
   INSURANCE                                                8.31%
   PHARMACEUTICALS                                          8.12%
   TELECOMMUNICATIONS                                       7.18%

--------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------


FUND MANAGER'S PERSPECTIVE
A Message from Dominic Bokor-Ingram

INTRODUCTION

The investment objective of the Regent Eastern European Fund is to achieve capital growth by investing in a diversified portfolio of Eastern European securities. The fund currently focuses its investments in companies located in Poland, the Czech Republic, Hungary, Russia, Croatia and the Slovak Republic.

PERFORMANCE


-------------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
-------------------------------------------------------------------------

[Linear graph plotted from data points shown in the following table.]

                                                 EMERGING
                                                 MARKETS --
                  EASTERN                        EASTERN
                  EUROPEAN       S&P 500         EUROPEAN
   DATE           FUND           INDEX           INDEX
   ----------     ----------     ----------      ----------
    3/27/1997     $10,000.00
    3/31/1997      10,000.00     $10,000.00      $10,000.00
    4/30/1997      10,360.00      10,596.46       10,083.67
    5/30/1997      10,440.00      11,241.13       10,275.93
    6/30/1997      11,190.00      11,744.45       11,255.04
    7/31/1997      11,950.00      12,678.42       12,429.98
    8/29/1997      11,750.00      11,968.68       12,215.76
    9/30/1997      12,480.00      12,623.80       12,762.88
   10/31/1997      11,190.00      12,202.67       11,279.37
   11/28/1997      10,190.00      12,767.09        9,425.59
   12/31/1997      11,237.00      12,986.19       10,782.70
    1/30/1998      10,272.11      13,129.69        8,797.18
    2/27/1998      11,166.64      14,076.11       10,327.56
    3/31/1998      11,508.38      14,796.35       10,846.78
    4/30/1998      11,860.16      14,945.14       11,022.43
    5/29/1998       9,960.53      14,688.60        7,991.34
    6/30/1998       9,819.81      15,284.81        7,622.83
    7/31/1998      10,453.02      15,122.46        8,173.51
    8/31/1998       7,447.78      12,938.32        4,724.66
    9/30/1998       7,266.86      13,767.20        4,445.17
   10/30/1998       8,060.89      14,886.04        5,179.80
   11/30/1998       8,070.94      15,787.88        5,442.68
   12/31/1998       8,392.57      16,697.06        5,568.48
    1/29/1999       8,663.95      17,395.01        5,792.78
    2/26/1999       7,890.02      16,854.47        5,046.88
    3/31/1999       8,261.91      17,528.62        5,313.32
    4/30/1999       8,925.27      18,207.41        5,796.34
    5/31/1999       9,126.29      17,778.07        6,175.53
    6/30/1999       9,679.10      18,763.92        6,659.74
    7/30/1999      10,050.98      18,178.90        6,995.61
    8/31/1999       9,809.76      18,088.89        6,692.38
    9/30/1999       8,462.93      17,593.62        5,774.98
   10/29/1999       8,704.15      18,706.48        5,961.90
   11/30/1999       9,025.78      19,086.72        6,203.42
   12/31/1999      10,885.22      20,210.19        7,354.62
    1/31/2000      11,387.76      19,194.90        7,996.08
    2/29/2000      11,940.57      18,831.93        8,781.75
    3/31/2000      13,217.04      20,673.04        9,319.96
    4/28/2000      11,427.97      20,051.30        8,199.03

-------------------------------------------------------------------------
 AVERAGE ANNUAL PERFORMANCE                         For the Periods Ended
                                                           April 30, 2000
-------------------------------------------------------------------------
                                           INCEPTION  ONE YEAR  SIX MONTH
  Regent Eastern European Fund
    (Inception 3/31/97)                      4.41%     28.04%    31.29%
  ---------------------------------------------------------------------
  S&P 500 Index                             25.35%     10.13%     7.19%
  ---------------------------------------------------------------------
  ING Barings Emerging Markets -
    Eastern European Index                  (6.24)%    41.45%    37.52%

  Past performance is not predictive of future results. Investment return and principal value may fluctuate so that shares, when redeemed, may be worth more or less than their original value. The ING
  Barings Emerging Markets - Eastern European Index is comprised of individual companies representative of the Eastern European markets.

-------------------------------------------------------------------------

--------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------

SIX MONTHS IN REVIEW - ECONOMIC AND POLITICAL ISSUES THAT AFFECTED THE FUND

The past six months were very positive for the fund, with net assets per share growing to $11.37. Each of the fund's key markets has performed strongly, especially Russia.

The case for investment in the region remains compelling. The macro- economic situation has improved considerably, due in part to rising domestic consumption and improved growth prospects across Western Europe. Recent European Central Bank (ECB) estimates indicate an average growth rate of 3.1% across the European Union (EU).

Hungary, Poland and the Czech Republic have become progressively more synchronized with the European economy over the last few years. Given their export profile, these countries essentially represent a leveraged way to obtain exposure to the Western European economy.

As the convergence process accelerates, declining bond yields and equity risk premiums will support increased equity market valuations. We have already seen evidence of this process in Scandinavia and Southern Europe, and believe that it is only a matter of time before we see a repeat of this in Central and Eastern Europe (CEE.)

Governments across the region are firmly committed to implementing the structural reform programs necessary for them to qualify for enlargement. The key incentive is the 68 billion euros that have been allocated by the EU over the next eight years to smooth the enlargement process. These free disbursements are worth up to 2% of GDP for pre-accession countries and 4.5% for countries actually accepted into the EU.

Growth prospects across the region are extremely encouraging. Poland has averaged above 5% growth since 1995, with Hungary close behind. The Czech
Republic still has some work to do with regard to a structural adjustment program, but its economy is likely to expand this year, after two years of contraction.

Russia has surprised many market commentators with the speed of its recovery. There are two reasons for the dramatic turnaround. Most significantly, the Russian population is comfortable with the outlook for the Russian economy. This has led to a substantial decline in capital flight. Russian support for the domestic economy is seen as a prerequisite for

--------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------

sustained foreign investment, and recent evidence supports the conclusion that there are considerable capital flows coming back into Russia. The second reason is the positive impact that higher commodity prices are having on the economy.

The global enthusiasm for technology stocks has benefited the Polish market. Over the last two years, a number of local software companies have listed on the local exchange and have quickly increased their market value. After decades of under-investment in technology, companies in the region are now firmly focused on the need to upgrade their information technology infrastructure. Technology spending, as a percentage of GDP, is still a third of the United States' expenditures, but the market is growing at a rate above 15%. The fund has a position in a local software house called ComArch. This company was recently recognized at the Davos Political and Economic Forum as one of the world's top 100 most technologically advanced companies, along with companies such as Microsoft and Cisco Systems.

The only cloud on the horizon is the persistently high current account deficit, which totaled 7.5% of GDP last year. This has affected investor sentiment and, in its own right, would be unsustainable. However, it is being financed by surging foreign direct investments (FDI), which show no sign of easing. Given the privatization plans of the government, continued FDI are expected to be sufficient to cover the gap. Recent currency weakness will also help to improve export performance. The recent float of the zloty will increase the inherent risk of holding zloty-denominated assets, but it was an essential step toward eradicating inflation from the economy.

Interest rates in Hungary have fallen by 300 basis points this year, providing support for equity valuations. The economy is making good progress and is likely to be among the candidates for the first wave of EU entry in 2004. It appears to be the only CEE economy that is simultaneously achieving rapid growth, declining inflation and an improving current account deficit. Sustained FDI in the years since transition have led to foreign companies producing one-third of Hungarian GDP.

The fund also has added to its exposure to Croatia. Over the last 12 months, there has been a major positive change in the political environment. A new president and a new government have pledged to rebuild the country's relationships with other countries. Former President Tudjman's failure to endorse the Dayton Peace Agreement effectively prevented the country from seeking the external assistance it required to move the economy forward. The change in senior personnel will allow Croatia to

--------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------

emerge from its period of isolation and facilitate a huge surge in investment into the local economy.

INVESTMENT HIGHLIGHTS

Apart from Russia, the fund has benefited from overweighting in the telecommunications sector. Deregulation across the region has not advanced, meaning that the fixed-line incumbents have a firm competitive advantage. Western European telecommunication companies have been aggressively competing against one another to acquire the strategic stakes being sold via the privatization process. Fixed-line penetration is relatively low, but is increasing rapidly. Local companies are benefiting from the capital investment and expertise their strategic investors are contributing. All companies are targeting huge infrastructure build out programs, with a focus on value-added products such as cellular and broadband. EBITDA margins are consistently higher than their Western European peers, reflecting the more favorable competitive environment.

The large companies in Russia readily acknowledge the importance of international investors and have made progress toward improving financial transparency and disclosure levels. A significant percentage of Russia's blue chip companies have either adopted, or are in the process of implementing, international accounting standards. The fund currently has about 30% of its assets invested in the Russian market. It is these investments that have generated the highest portfolio returns in the last six months. We expect to maintain the existing country weighting, although we are not actively seeking to increase it.

The improving macroeconomic picture across the region, combined with an acceleration in the convergence process, provides the platform for positive returns for the immediate future. The fund is well positioned to take advantage of this growth.

CURRENT OUTLOOK

The dominant theme driving investment returns across the region in the next five years will be the European Union enlargement process. Acceptance into the EU will depend on the ability of the participating nations to meet the financial, economic and social criteria established by Brussels.

--------------------------------------------------------------------
 REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------



--------------------------------------------------------------------
 TOP 10 HOLDINGS BASED ON TOTAL INVESTMENTS
--------------------------------------------------------------------

   LUKOIL HOLDINGS                                          8.94%
     OIL & GAS EXTRACTION
   --------------------------------------------------------------
   MOL MAGYAR OLAJ-ES GAZIPARI RT.                          8.32%
     OIL & GAS EXTRACTION
   --------------------------------------------------------------
   UNIFIED ENERGY SYSTEMS                                   8.15%
     ELECTRIC SERVICES & UTILITIES
   --------------------------------------------------------------
   BORSODCHEM RT.                                           8.10%
     CHEMICALS
   --------------------------------------------------------------
   ELEKTRIM SPOLKA AKCYJNA                                  7.58%
     ELECTRIC SERVICES & UTILITIES
   --------------------------------------------------------------
   NORILSK NICKEL                                           7.16%
     METAL MINING
   --------------------------------------------------------------
   ROSTELEKOM                                               6.39%
     COMMUNICATIONS
   --------------------------------------------------------------
   MAGYAR TAVKOZLESI RT.                                    6.17%
     COMMUNICATIONS
   --------------------------------------------------------------
   KGHM POLSKA MIEDZ SA                                     6.11%
     METAL MINING
   --------------------------------------------------------------
   BUDIMEX SA                                               5.90%
     CONSTRUCTION
--------------------------------------------------------------------


--------------------------------------------------------------------
 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS
--------------------------------------------------------------------

   OIL & GAS EXTRACTION                                    19.28%
   COMMUNICATIONS                                          17.15%
   ELECTRIC SERVICES & UTILITIES                           15.73%
   METAL MINING                                            13.27%
   FINANCIAL SERVICES                                      10.88%


BONNEL GROWTH FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                        April 30, 2000
--------------------------------------------------------------------------------

COMMON STOCKS 98.38% ............................. SHARES         VALUE
                                                   ------      ------------
ALUMINUM PRODUCTS 1.18%
                                                               ------------
Alcoa, Inc.                                         50,000     $  3,243,750

BUILDING PRODUCTS 0.16%
                                                               ------------
Owens Corning                                       10,000          181,875
Sherwin-Williams Co.                                10,000          248,750
                                                               ------------
                                                                    430,625
COMMUNICATIONS EQUIPMENT 4.43%
                                                               ------------
Micrel, Inc.                                        40,000        3,460,000 (1)
Powerwave Technologies, Inc.                        20,000        4,161,250 (1)
Scientific Atlanta, Inc.                            70,000        4,554,375
                                                               ------------
                                                                 12,175,625
COMPUTER SOFTWARE & HARDWARE 8.06%
                                                               ------------
Adobe Systems, Inc.                                 58,000        7,014,375
Advent Software, Inc.                               40,000        2,100,000
Computer Associates International, Inc.             30,000        1,674,375
Diebold, Inc.                                       10,000          288,750
Microchip Technology, Inc.                          55,500        3,444,469 (1)
PC Connection, Inc.                                 25,000        1,196,875 (1)
Rational Software Co.                               24,000        2,043,000 (1)
Xilinx, Inc.                                        60,000        4,395,000 (1)
                                                               ------------
                                                                 22,156,844
COMPUTERS & DATA PROCESSING 9.76%
                                                               -------------
CDW Computer Centers, Inc.                          42,000         4,368,000 (1)
Cisco Systems, Inc.                                130,000         9,012,653 (1)
Fiserv, Inc.                                        10,000           459,375 (1)
In Focus Systems, Inc.                             170,000         5,089,375 (1)
SanDisk Corp.                                       30,000         2,748,750 (1)
Sun Microsystems, Inc.                              56,000         5,148,500 (1)
                                                               -------------
                                                                  26,826,653
CONSULTING SERVICES 0.14%
                                                               -------------
Diamond Technology Partners, Inc.                    5,000           395,625 (1)

DIVERSIFIED MANUFACTURING 3.44%
                                                               -------------
Federal Signal Corp.                                10,000           203,125
Millipore Corp.                                     10,000           716,875
Minnesota Mining & Manufacturing Co. (3M)           40,000         3,460,000
Parker-Hannifin Corp.                               10,000           465,000
Pentair, Inc.                                       30,000         1,147,500

                                                                              20


BONNEL GROWTH FUND
---------------------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                                   April 30, 2000
---------------------------------------------------------------------------------------------


COMMON STOCKS                                                  SHARES               VALUE

DIVERSIFIED MANUFACTURING (CONT'D)
---------------------------------------------------------------------------------------------
Teleflex, Inc.                                                 10,000        $    345,625
United Technologies Corp.                                      50,000           3,109,375
                                                                             ------------
                                                                                9,447,500
ELECTRONICS & COMPONENTS 22.06%
---------------------------------------------------------------------------------------------
Altera Corp.                                                   30,000           3,067,500 (*)
American Power Conversion Corp.                               100,000           3,531,250 (*)
Amphenol Corp., Class A                                        40,000           2,550,000 (*)
Analog Devices, Inc.                                           30,000           2,304,375 (*)
Arrow Electronics, Inc.                                        20,000             876,250 (*)
AVX Corp.                                                      50,000           4,871,875
Burr-Brown Corp.                                               45,000           3,065,625 (*)
Credence Systems Corp.                                         20,000           2,855,000 (*)
Cree, Inc.                                                      5,000             727,500 (*)
Cymer, Inc.                                                    50,000           1,953,125 (*)
EMC Co.                                                        15,000           2,084,063 (*)
Excel Technology, Inc.                                         20,000             627,500 (*)
II-VI, Inc.                                                    10,000             405,000 (*)
Integrated Measurement Systems, Inc.                           30,000             586,875 (*)
KEMET Corp.                                                    20,000           1,490,000 (*)
MKS Instruments, Inc.                                          10,000             470,000 (*)
Molex, Inc.                                                    45,000           2,472,187
QLogic, Co.                                                    40,000           4,012,500 (*)
SCI Systems, Inc.                                              10,000             532,500 (*)
Sanmina Corp.                                                  70,000           4,204,375 (*)
Sawtek, Inc.                                                   40,000           1,912,500 (*)
Teradyne, Inc.                                                 20,000           2,200,000 (*)
Three-Five Systems, Inc.                                       36,666           3,189,942 (*)
TranSwitch Corp.                                               20,000           1,761,250 (*)
Vishay Intertechnology, Inc.                                   70,000           5,871,250 (*)
Zoran Corp.                                                    60,000           2,996,250 (*)
                                                                             ------------
                                                                               60,618,692
FIBER OPTICS 2.90%
---------------------------------------------------------------------------------------------
E-Tek Dynamics, Inc.                                            5,000           1,023,750 (*)
Harmonic Lightwaves, Inc.                                      40,000           2,952,500 (*)
JDS Uniphase Corp.                                             38,560           3,998,190 (*)
                                                                             ------------
                                                                                7,974,440
FINANCIAL SERVICES 5.83%
---------------------------------------------------------------------------------------------
Bank of America Corp.                                          80,000           3,920,000
Charles Schwab Corp.                                          100,000           4,450,000
Chase Manhattan Corp.                                          40,000           2,882,500
Citigroup, Inc.                                                80,000           4,755,000
                                                                             ------------
                                                                               16,007,500

                                                                              21


BONNEL GROWTH FUND
---------------------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                                   April 30, 2000
---------------------------------------------------------------------------------------------


COMMON STOCKS                                                  SHARES               VALUE
FOOD PRODUCTS 0.73%
---------------------------------------------------------------------------------------------
Bestfoods                                                      40,000        $  2,010,000

FORESTRY 1.17%
---------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                               60,000           3,206,250

HEALTHCARE EQUIPMENT & SERVICES 0.33%
---------------------------------------------------------------------------------------------
IMPATH, Inc.                                                   20,000             920,000 (*)

HOME FURNISHINGS 0.04%
---------------------------------------------------------------------------------------------
Pier 1 Imports, Inc.                                           10,000             113,750

HOUSEHOLD PRODUCTS 0.83%
---------------------------------------------------------------------------------------------
Colgate-Palmolive                                              40,000           2,285,000

INTERNET 0.64%
---------------------------------------------------------------------------------------------
BroadVision, Inc.                                              40,000           1,757,500 (*)

MACHINERY 1.74%
---------------------------------------------------------------------------------------------
Advanced Energy Industries, Inc.                               30,000           2,070,000 (*)
Applied Science & Technology, Inc.                             10,000             271,875 (*)
Baldor Electric Co.                                            10,000             185,625
Graco, Inc.                                                    10,000             338,750
Kulicke & Soffa Industries, Inc.                               20,000           1,566,250 (*)
The Manitowoc Co., Inc.                                        10,000             331,875
                                                                             ------------
                                                                                4,764,375
MANUFACTURING 1.72%
---------------------------------------------------------------------------------------------
General Electric Co.                                           30,000           4,717,500

MEDICAL PRODUCTS 3.33%
---------------------------------------------------------------------------------------------
Johnson & Johnson                                              30,000           2,475,000
PolyMedica Corp.                                               60,000           3,221,250 (*)
Techne Corp.                                                   40,000           2,845,000 (*)
Theragenics Corp.                                              60,000             596,250 (*)
                                                                             ------------
                                                                                9,137,500
MOTOR VEHICLES 0.43%
---------------------------------------------------------------------------------------------
Ford Motor Co.                                                 10,000             546,875
Superior Industries International, Inc.                        20,000             643,750
                                                                             ------------
                                                                                1,190,625

22


BONNEL GROWTH FUND
---------------------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                                   April 30, 2000
---------------------------------------------------------------------------------------------


COMMON STOCKS                                                  SHARES               VALUE
NETWORKING PRODUCTS 1.77%
---------------------------------------------------------------------------------------------
Black Box Corp.                                                10,000        $    769,375 (*)
Emulex Corp.                                                   35,000           1,588,125 (*)
Extreme Networks, Inc.                                          5,000             288,125 (*)
Network Appliance, Inc.                                        30,000           2,218,125 (*)
                                                                             ------------
                                                                                4,863,750
OIL & GAS EXTRACTION & SERVICES 1.12%
---------------------------------------------------------------------------------------------
Amerada Hess Corp.                                             10,000             636,250
Chevron Corp.                                                  10,000             851,250
Dynegy, Inc., Class A                                          10,000             654,375
Sunoco, Inc.                                                   20,000             606,250
Tosco Corp.                                                    10,000             320,625
                                                                             ------------
                                                                                3,068,750
PAPER PRODUCTS 0.15%
---------------------------------------------------------------------------------------------
Pope & Talbot, Inc.                                            20,000             423,750

PHARMACEUTICALS 4.47%
---------------------------------------------------------------------------------------------
Biovail Corp.                                                  72,000           3,433,500 (*)
EntreMed, Inc.                                                 40,000           2,097,500 (*)
Jones Pharma, Inc.                                             80,000           2,305,000
King Pharmaceuticals, Inc.                                     90,000           4,443,750 (*)
                                                                             ------------
                                                                               12,279,750
PHOTOGRAPHIC EQUIPMENT 0.86%
---------------------------------------------------------------------------------------------
Concord Camera Corp.                                          130,000           2,372,500 (*)

PUBLISHING/MULTIMEDIA SERVICES 0.30%
---------------------------------------------------------------------------------------------
The New York Times Co., Class A                                20,000             823,750

RESTAURANTS 1.51%
---------------------------------------------------------------------------------------------
Brinker International, Inc.                                    10,000             318,750 (*)
McDonald's Corp.                                              100,000           3,812,500
                                                                             ------------
                                                                                4,131,250
RETAIL 4.12%
---------------------------------------------------------------------------------------------
Bed Bath & Beyond, Inc.                                        20,000             733,750 (*)
Gap, Inc.                                                      40,000           1,470,000
Linens 'n Things, Inc.                                         40,000           1,235,000 (*)
Liz Claiborne                                                  30,000           1,389,375

                                                                              23


BONNEL GROWTH FUND
---------------------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                                   April 30, 2000
---------------------------------------------------------------------------------------------


COMMON STOCKS                                                  SHARES               VALUE
RETAIL (CONT'D)
---------------------------------------------------------------------------------------------
Safeway, Inc.                                                 100,000        $  4,412,500 (*)
The Timberland Co., Class A                                    20,000           1,387,500 (*)
Walgreen Co.                                                   25,000             703,125
                                                                             ------------
                                                                               11,331,250
SEMICONDUCTORS 8.14%
---------------------------------------------------------------------------------------------
Applied Materials, Inc.                                        50,000           5,090,625 (*)
Dallas Semiconductor Corp.                                     40,000           1,717,500
Elantec Semiconductor, Inc.                                    40,000           1,620,000 (*)
Intel Co.                                                      30,000           3,804,375
International Rectifier Corp.                                  10,000             491,250 (*)
KLA-Tencor Corp.                                               20,000           1,497,500
Novellus Systems, Inc.                                         40,000           2,667,500
Semtech Corp.                                                  20,000           1,363,750 (*)
TriQuint Semiconductor, Inc.                                   40,000           4,112,500 (*)
                                                                             ------------
                                                                               22,365,000
TELECOMMUNICATIONS 4.65%
---------------------------------------------------------------------------------------------
ADTRAN, Inc.                                                   20,000           1,351,250 (*)
Copper Mountain Networks, Inc.                                  5,000             416,875 (*)
Linear Technology Corp.                                        60,000           3,427,500
Lucent Technologies, Inc.                                      10,000             621,875
Tollgrade Communications, Inc.                                 60,000           3,960,000 (*)
Univision Communications, Inc., Class A                        20,000           2,185,000 (*)
XETA Corp.                                                     20,000             825,000 (*)
                                                                             ------------
                                                                               12,787,500
TRANSPORTATION 1.48%
---------------------------------------------------------------------------------------------
Kansas City Southern Industries, Inc.                          45,000           3,234,375
Union Pacific Corp.                                            20,000             842,500
                                                                             ------------
                                                                                4,076,875
UNIT INVESTMENT TRUST 0.68%
---------------------------------------------------------------------------------------------
Nasdaq-100 Shares                                              20,000           1,877,500 (*)

WHOLESALE & DISTRIBUTION 0.21%
---------------------------------------------------------------------------------------------
Fastenal Co.                                                   10,000             584,375 (*)

---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           270,365,754
---------------------------------------------------------------------------------------------
  (cost $221,017,901)

24


BONNEL GROWTH FUND
---------------------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                                   April 30, 2000
---------------------------------------------------------------------------------------------


                                                                       PRINCIPAL

REPURCHASE AGREEMENT 3.73%                                   AMOUNT                 VALUE

Joint Tri-Party Repurchase  Agreement,  Donaldson,
  Lufkin & Jenrette,  4/28/00, 5.70%,  due  5/1/00,
  repurchase  price  $10,248,693  collateralized  by
  U.S. Treasury securities held in a joint
  tri-party repurchase account (cost $10,243,827)          $10,243,827       $ 10,243,827

---------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 102.11%                                                     280,609,581
---------------------------------------------------------------------------------------------
  (cost $231,261,728)
Other assets and liabilities, net (2.11)%                                      (5,800,711)
                                                                             ------------

NET ASSETS 100%                                                              $274,808,870
                                                                             ------------

(*) Non-income producing security See accompanying notes to portfolios of investments.



MEGATRENDS FUND
--------------------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                                  April 30, 2000
--------------------------------------------------------------------------------------------


COMMON STOCKS 90.84%                                           SHARES              VALUE
BANKS 2.45%
--------------------------------------------------------------------------------------------
Chase Manhattan Corp.                                           6,000        $   432,375

BUILDING PRODUCTS 3.75%
--------------------------------------------------------------------------------------------
Home Depot, Inc.                                                5,000            280,313
Masco Corp.                                                    17,000            381,437
                                                                             -----------
                                                                                 661,750

COMPUTERS & DATA PROCESSING 6.94%
--------------------------------------------------------------------------------------------
Ciber, Inc.                                                    14,000            252,875 (*)
Cisco Systems, Inc.                                             2,000            138,656 (*)
Hewlett Packard Co.                                             4,500            607,500
International Business Machines Corp.                           2,000            223,250
                                                                             -----------
                                                                               1,222,281

ELECTRONICS & COMPONENTS 2.88%
--------------------------------------------------------------------------------------------
Intel Corp.                                                     4,000            507,250

FINANCIAL SERVICES 3.91%
--------------------------------------------------------------------------------------------
Alliance Capital Management Holding L.P.                       10,000            448,125
Fannie Mae                                                      4,000            241,250
                                                                             -----------
                                                                                 689,375
HEALTHCARE 6.17%
--------------------------------------------------------------------------------------------
Cardinal Health, Inc.                                          11,000            605,688
Patterson Dental Co.                                           10,000            481,250 (*)
                                                                             -----------
                                                                               1,086,938

HOLDING COMPANY 3.36%
--------------------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Class A                                  10            593,000 (*)

INSURANCE 8.16%
--------------------------------------------------------------------------------------------
ACE Ltd.                                                       34,000            813,875
St. Paul Companies, Inc.                                       17,500            623,438
                                                                             -----------
                                                                               1,437,313

MANUFACTURING 6.19%
--------------------------------------------------------------------------------------------
Honeywell International, Inc.                                   8,000            448,000
Tyco International Ltd.                                        14,000            643,125
                                                                             -----------
                                                                               1,091,125

26


MEGATRENDS FUND
--------------------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                                  April 30, 2000
--------------------------------------------------------------------------------------------


COMMON STOCKS                                                  SHARES              VALUE

METAL MINING 9.70%
--------------------------------------------------------------------------------------------
Anglo American Platinum Corp. Ltd., ADR                         7,500        $   178,087
Apex Silver Mines Ltd.                                         75,000            731,250 (*)
Impala Platinum Holdings Ltd., ADR                              6,000            184,236
Stillwater Mining Co.                                          22,000            616,000 (*)
                                                                             -----------
                                                                               1,709,573

OIL & GAS EXTRACTION & SERVICES 13.70%
--------------------------------------------------------------------------------------------
Burlington Resources, Inc.                                     20,000            786,250
Nabors Industries, Inc.                                        18,000            709,875 (*)
Noble Drilling Corp.                                           23,000            918,562 (*)
                                                                             -----------
                                                                               2,414,687
PHARMACEUTICALS 7.98%
--------------------------------------------------------------------------------------------
Elan Corp. plc, ADR                                            21,000            900,375 (*)
Pfizer, Inc.                                                   12,000            505,500
                                                                             -----------
                                                                               1,405,875
REAL ESTATE INVESTMENT TRUSTS 3.12%
--------------------------------------------------------------------------------------------
BRE Properties, Inc., Class A                                   7,000            195,563
Spieker Properties, Inc.                                        8,000            354,500
                                                                             -----------
                                                                                 550,063
RETAIL 1.56%
--------------------------------------------------------------------------------------------
AutoZone, Inc.                                                 12,000            275,250 (*)

TELECOMMUNICATIONS 7.05%
--------------------------------------------------------------------------------------------
ALLTEL Corp.                                                    5,000            333,125
MCI Worldcom, Inc.                                             20,000            908,750 (*)
                                                                             -----------
                                                                               1,241,875
UTILITIES 3.92%
--------------------------------------------------------------------------------------------
Duke Energy Co.                                                12,000            690,000

--------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                                           16,008,730
--------------------------------------------------------------------------------------------
  (cost $13,379,718)

                                                                              27



MEGATRENDS FUND
--------------------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                                  April 30, 2000
--------------------------------------------------------------------------------------------


                                                                       PRINCIPAL

REPURCHASE AGREEMENT 7.36%                                    AMOUNT            VALUE

Joint Tri-Party Repurchase  Agreement,  Donaldson,
  Lufkin & Jenrette,  4/28/00, 5.70%, due 5/1/00,
  repurchase price $1,297,915 collateralized by
  U.S. Treasury securities held in a joint tri-party
  repurchase account (cost $1,297,299)                      $1,297,299       $ 1,297,299

--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 98.20%                                                      17,306,029
--------------------------------------------------------------------------------------------
  (cost $14,677,017)
Other assets and liabilities, net 1.80%                                          316,317
                                                                             -----------
NET ASSETS 100%                                                              $17,622,346
                                                                             -----------


ADR - American Depositary Receipt
 (*) Non-income producing security
See accompanying notes to portfolios of investments.



REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                                  April 30, 2000
--------------------------------------------------------------------------------------------

COMMON AND PREFERRED STOCKS 96.42%                              SHARES             VALUE

CHEMICALS 7.81%
--------------------------------------------------------------------------------------------
BorsodChem Rt., GDR                                             12,552        $  462,541

COMMUNICATIONS 16.54%
--------------------------------------------------------------------------------------------
Magyar Tavkozlesi Rt., ADR                                      10,114           352,094
Rostelekom                                                     109,900           364,868 (*)
Telekomunikacja Polska SA, GDR                                  34,167           262,232
                                                                              ----------
                                                                                 979,194

COMPUTERS & DATA PROCESSING 2.58%
--------------------------------------------------------------------------------------------
ComArch SA                                                       1,704            70,905 (*)
Softbank SA, GDR                                                 1,933            82,153
                                                                              ----------
                                                                                 153,058

CONSTRUCTION 5.69%
--------------------------------------------------------------------------------------------
Budimex SA                                                      51,200           336,752 (*)

ELECTRIC SERVICES & UTILITIES 15.17%
--------------------------------------------------------------------------------------------
Elektrim Spolka Akcyjna                                         33,922           432,562 (*)
Unified Energy Systems                                       2,497,062           465,452 (*)
                                                                              ----------
                                                                                 898,014

FINANCIAL SERVICES 10.49%
--------------------------------------------------------------------------------------------
Central European Growth Fund                                   379,030           333,584 (*)
Europejski Fundusz Leasingowy SA, GDR                              600            11,445 (*)
OTP Bank, Preferred Stock                                        3,503            77,912
SKB Banka, GDR                                                   6,225            60,849
Zagrebacka Banka, GDR                                            9,502           137,066
                                                                              ----------
                                                                                 620,856

MANUFACTURING 2.85%
--------------------------------------------------------------------------------------------
Graboplast Rt.                                                   4,076            38,043 (*)
Graboplast Rt., GDR                                             33,890            55,071 (*)
Mostostal-Export                                                82,764            75,913
                                                                              ----------
                                                                                 169,027

METAL MINING 12.80%
--------------------------------------------------------------------------------------------
Ashurst Technology Ltd., Units                                  93,470                 0  (*)
KGHM Polska Miedz SA                                            51,998           348,980
Norilsk Nickel                                                  36,000           408,600  (*)
                                                                              ----------
                                                                                 757,580

                                                                              29


REGENT EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS                                                  April 30, 2000
--------------------------------------------------------------------------------------------


COMMON AND PREFERRED STOCKS                                     SHARES             VALUE

OIL & GAS EXTRACTION 18.59%
--------------------------------------------------------------------------------------------
Lukoil Holdings, ADR                                             8,470        $  510,572
MOL Magyar Olaj-es Gazipari Rt.                                 11,000           194,097
MOL Magyar Olaj-es Gazipari Rt., GDR                            15,948           281,084
Primagaz Hungaria Co., Ltd.                                     13,270           114,505
                                                                              ----------
                                                                               1,100,258

PHARMACEUTICALS 3.90%
--------------------------------------------------------------------------------------------
Pliva d.d., GDR                                                 18,393           230,832

--------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 96.42%                                                       5,708,112
--------------------------------------------------------------------------------------------
  (cost $5,877,408)
Other assets and liabilities, net 3.58%                                          211,831
                                                                              ----------

NET ASSETS 100%                                                               $5,919,943
                                                                              ----------


ADR  -  American  Depositary  Receipt  GDR  -  Global  Depositary  Receipt   (*)
Non-income producing security

See accompanying notes to portfolios of investments.


-----------------------------------------------------------------------------
  NOTES TO PORTFOLIOS OF INVESTMENTS                         April 30, 2000
-----------------------------------------------------------------------------


GLOBAL PORTFOLIO SECURITIES BY COUNTRY

                                                                     PERCENTAGE OF
COUNTRY                                             VALUE          TOTAL INVESTMENTS

REGENT EASTERN EUROPEAN FUND
------------------------------------------------------------------------------------
Russia                                            $1,749,492             30.65%
Poland                                             1,620,941             28.40
Hungary                                            1,575,346             27.60
Croatia                                              367,899              6.44
United Kingdom                                       333,585              5.84
Slovenia                                              60,849              1.07
------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                 $5,708,112            100.00%
------------------------------------------------------------------------------------

JOINT TRI-PARTY REPURCHASE AGREEMENTS (SEE ALSO NOTE 1 TO FINANCIAL STATEMENTS.)

The terms of the repurchase agreements at April 30, 2000 were:

Donaldson, Lufkin & Jenrette repurchase agreement, 4/28/00, 5.70%, due 5/1/00 Total principal amount: $47,288,902; Total repurchase value: $47,311,364

The securities held as collateral in the tri-party joint repurchase agreements at April 30, 2000 were:

$65,445,000 U.S. Treasury Strip, 0.00%, 08/15/22
$37,491,000 U.S. Treasury Strip, 0.00%, 02/15/18
$24,942,000 U.S. Treasury Strip, 0.00%, 11/15/22
$19,756,000 U.S. Treasury Strip, 0.00%, 05/15/13
$5,541,000 U.S. Treasury Strip, 0.00%, 08/15/10
$1,857,000 U.S. Treasury Strip, 0.00%, 11/15/17
$1,769,000 U.S. Treasury Strip, 0.00%, 02/15/21
(Total collateral market value of $48,234,932)

Other mutual funds managed by U.S. Global Investors, Inc. participate in the tri-party joint repurchase agreements. Each owns an undivided interest in the accounts.

---------------------------------------------------------------------------
  STATEMENTS OF ASSETS AND LIABILITIES                     April 30, 2000
---------------------------------------------------------------------------
                               BONNEL GROWTH   MEGATRENDS    REGENT EASTERN
                                   FUND           FUND       EUROPEAN FUND
Investments, at identified

 cost                          $231,261,728    $14,677,017     $5,877,408
                               ============    ===========     ==========
ASSETS
---------------------------------------------------------------------------
Investments, at value:
 Securities                    $270,365,754    $16,008,730     $5,708,112
 Repurchase agreements           10,243,827      1,297,299             --
Cash                              2,097,046             --          7,393
Receivables:
 Investments sold                26,940,856      1,652,307        216,985
 Dividends                           40,975          6,215          8,852
 Interest                             4,866            616             --
 Capital shares sold              4,023,331             50            150
 From manager                            --             --             --
Other assets                          8,862            691            151
---------------------------------------------------------------------------
TOTAL ASSETS                    313,725,517     18,965,908      5,941,643
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
 Investments purchased           38,060,573      1,297,299             --
 Capital shares redeemed            338,211             --          6,770
 To manager and affiliates          259,566         16,770          7,606
 Accounts payable and
  accrued expenses                  258,297         29,493          7,324
---------------------------------------------------------------------------
TOTAL LIABILITIES                38,916,647      1,343,562         21,700
---------------------------------------------------------------------------

NET ASSETS                     $274,808,870    $17,622,346     $5,919,943
                               ============    ===========     ==========

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                $147,520,769    $13,347,788     $6,580,450
Accumulated undistributed
 net investment loss             (1,548,694)       (32,154)      (136,956)
Accumulated net realized
 gain (loss) on investments
 and foreign currencies          79,488,942      1,677,700       (354,214)
Net unrealized appreciation
 (depreciation) of
 investments and other
 assets and liabilities
 denominated in foreign
 currencies                      49,347,853      2,629,012       (169,337)
                               ------------    -----------     ----------
Net assets applicable to
 capital shares outstanding    $274,808,870    $17,622,346     $5,919,943
                               ============    ===========     ==========
Capital shares outstanding,
 unlimited number of no par
 shares authorized                7,733,294      1,527,124        520,697
                               ============    ===========     ==========

NET ASSET VALUE, PER SHARE     $      35.54    $     11.54     $    11.37
                               ============    ===========     ==========

See accompanying notes to financial statements.



---------------------------------------------------------------------------
  STATEMENTS OF OPERATIONS                       For the Six Months Ended
                                                           April 30, 2000
---------------------------------------------------------------------------
                                BONNEL GROWTH   MEGATRENDS   REGENT EASTERN
                                    FUND           FUND      EUROPEAN FUND

NET INVESTMENT
INCOME

INCOME:
---------------------------------------------------------------------------
 Dividends                       $   126,922    $   70,451     $    9,206
 Foreign taxes withheld on
  dividends                               --            --           (531)
                                 -----------    ----------     ----------
  Net dividends                      126,922        70,451          8,675
 Securities lending                   56,493           385            117
 Interest and other                  198,785        89,792         10,713
                                 -----------    ----------     ----------
  TOTAL INCOME                       382,200       160,628         19,505

EXPENSES:
---------------------------------------------------------------------------
 Management fees                   1,316,011        86,538         39,337
 Transfer agent fees and
  expenses                           102,864        19,521         12,916
 Accounting service fees and
  expenses                            33,884        19,789         20,048
 Legal and professional fees          68,932        22,931         15,709
 Distribution plan expenses          329,003         9,145          7,867
 Custodian fees                       26,562         9,354         13,669
 Shareholder reporting
  expenses                            29,140         7,443          4,985
 Registration fees                     8,170         5,069          4,349
 Trustees' fees and expenses          12,529        11,799         11,940
 Interest expense                        262            16              6
 Miscellaneous expenses               10,660         2,920          1,042
                                 -----------    ----------     ----------
  Total expenses before
   reductions                      1,938,017       194,525        131,868
 Short-term trading fee                 (262)          (16)            (6)
 Expenses offset                      (6,861)       (1,727)          (149)
                                 -----------    ----------     ----------
  NET EXPENSES                     1,930,894       192,782        131,713
---------------------------------------------------------------------------
NET INVESTMENT LOSS               (1,548,694)      (32,154)      (112,208)
---------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS
 Realized gain (loss) from:
  Securities                      79,783,864     1,677,408        311,833
  Foreign currency
   transactions                           --            --         (7,672)
                                 -----------    ----------     ----------
  NET REALIZED GAIN               79,783,864     1,677,408        304,161
                                 -----------    ----------     ----------
 Net change in unrealized
  appreciation (depreciation)
  of:
   Investments                    17,432,333     1,316,490      1,399,542
   Other assets and
    liabilities denominated in
    foreign currencies                    --            --            (42)
                                 -----------    ----------     ----------
  NET UNREALIZED APPRECIATION     17,432,333     1,316,490      1,399,500
                                 -----------    ----------     ----------
---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS               97,216,197     2,993,898      1,703,661
---------------------------------------------------------------------------

NET INCREASE IN NET
ASSETS RESULTING FROM
OPERATIONS                       $95,667,503    $2,961,744     $1,591,453
                                 ===========    ==========     ==========

See accompanying notes to financial statements.



-------------------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------

                                                              BONNEL GROWTH FUND
                                                    ---------------------------------------
                                                    SIX MONTHS ENDED          YEAR ENDED
                                                     APRIL 30, 2000        OCTOBER 31, 1999
INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
-------------------------------------------------------------------------------------------
    Net investment loss                               $ (1,548,694)          $ (1,571,581)
    Net realized gain (loss)                            79,783,864             28,060,703
    Net unrealized appreciation                         17,432,333             25,165,059
                                                      ------------           ------------
        NET INCREASE IN NET ASSETS FROM INVESTMENT
        OPERATIONS                                      95,667,503             51,654,181

DISTRIBUTIONS TO SHAREHOLDERS:
-------------------------------------------------------------------------------------------
    From net investment income                                  --                     --
    From net capital gains                             (24,785,515)            (3,150,077)
                                                      ------------           ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS            (24,785,515)            (3,150,077)

FROM CAPITAL SHARE TRANSACTIONS:
-------------------------------------------------------------------------------------------
    Proceeds from shares sold                          146,914,707             36,732,366
    Distributions reinvested                            24,058,114              3,037,219
    Paid-in capital portion of short-term trading
     fee                                                    38,540                 26,232
                                                      ------------           ------------
                                                       171,011,361             39,795,817
    Cost of shares redeemed                           (101,033,450)           (42,101,926)
                                                      ------------           ------------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS                 69,977,911             (2,306,109)

-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                  140,859,899             46,197,995
-------------------------------------------------------------------------------------------
NET ASSETS
Beginning of year                                      133,948,971             87,750,976

-------------------------------------------------------------------------------------------
END OF PERIOD                                         $274,808,870           $133,948,971
-------------------------------------------------------------------------------------------

Undistributed net investment income, end of period    $ (1,548,694)          $         --
                                                      ============           ============

CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
    Shares sold                                          4,347,402              1,786,758
    Shares reinvested                                      978,370                177,511
    Shares redeemed                                     (2,913,592)            (2,067,277)
                                                      ------------           ------------
        NET SHARE ACTIVITY                               2,412,180               (103,008)
                                                      ============           ============

See accompanying notes to financial statements.



------------------------------------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------

                                                                                                         REGENT EASTERN
                                                             MEGATRENDS FUND                              EUROPEAN FUND
                                                   -------------------------------------       -------------------------------------
                                                   SIX MONTHS ENDED        YEAR ENDED          SIX MONTHS ENDED        YEAR ENDED
                                                    APRIL 30, 2000      OCTOBER 31, 1999        APRIL 30, 2000      OCTOBER 31, 1999

INCREASE (DECREASE) IN NET ASSETS

FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Net investment loss                              $   (32,154)         $    (9,474)            $ (112,208)          $ (138,122)
    Net realized gain (loss)                           1,677,408            1,669,405                304,161             (284,318)
    Net unrealized appreciation                        1,316,490              846,486              1,399,500              849,932
                                                     -----------          -----------             ----------           ----------
        NET INCREASE IN NET ASSETS FROM
        INVESTMENT OPERATIONS                          2,961,744            2,506,417              1,591,453              427,492

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------------
    From net investment income                                --                   --                     --                   --
    From net capital gains                            (1,656,853)          (3,268,120)                    --                   --
                                                     -----------          -----------             ----------           ----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS           (1,656,853)          (3,268,120)                    --                   --

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                            368,537            1,151,502              1,580,705            1,558,408
    Distributions reinvested                           1,602,904            3,186,923                     --                   --
    Paid-in capital portion of short-term trading
     fee                                                     177                  278                 17,487               12,305
                                                     -----------          -----------             ----------           ----------
                                                       1,971,618            4,338,703              1,598,192            1,570,713
    Cost of shares redeemed                           (3,106,895)          (6,863,801)            (2,479,924)          (2,464,106)
                                                     -----------          -----------             ----------           ----------
        NET INCREASE (DECREASE) IN NET ASSETS
        FROM CAPITAL SHARE TRANSACTIONS               (1,135,277)          (2,525,098)              (881,732)            (893,393)

------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    169,614           (3,286,801)               709,721             (465,901)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
Beginning of year                                     17,452,732           20,739,533              5,210,222            5,676,123

------------------------------------------------------------------------------------------------------------------------------------
END OF PERI0D                                        $17,622,346          $17,452,732             $5,919,943           $5,210,222
------------------------------------------------------------------------------------------------------------------------------------

Undistributed net investment income, end of period   $   (32,154)         $        --             $ (136,956)          $  (24,748)
                                                     ===========          ===========             ==========           ==========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                           33,940              107,017                133,199              177,873
    Shares reinvested                                    161,583              328,888                     --                   --
    Shares redeemed                                     (289,927)            (642,295)              (213,984)            (284,245)
                                                     -----------          -----------             ----------           ----------
        NET SHARE ACTIVITY                               (94,404)            (206,390)               (80,785)            (106,372)
                                                     ===========          ===========             ==========           ==========


----------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2000
----------------------------------------------------------------------


NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Accolade Funds (Trust), consisting of three separate funds (funds), is organized as a Massachusetts business trust. Each fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended.

 The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

 A. SECURITY VALUATIONS

 The funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and ask prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase may be valued at amortized cost, which approximates market value.

 Securities for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the board of trustees.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME

 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when the information becomes available to the funds. Interest income is recorded on an accrual basis. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 The funds may purchase securities on a when-issued or delayed- delivery basis and segregate on their books collateral with a value at least equal to the amount of the commitment. Losses may arise due to the changes in the value of the underlying securities or if the counterparty does not perform under the contract.

 Whereas the prospectus allows loans of portfolio securities up to one-third of net assets for Bonnel Growth and Regent Eastern European Funds and up to 25% of total assets for MegaTrends Fund, the trustees have imposed an internal limit of 10% of net assets. This limit was increased to 15% on May 25, 2000. The securities are loaned to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. These fees are securities lending income. The loans are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin

----------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2000
----------------------------------------------------------------------


 depending on the types of securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. In the event of default or bankruptcy by the borrower, retention of the collateral may be subject to legal proceedings.

 The market value of securities on loan and the related collateral at April 30, 2000 was:

                                          MARKET
     FUND                                 VALUE                       COLLATERAL
  ------------------------------------------------------------------------------
  Bonnel Growth Fund                    $9,684,063                    $9,904,200
  MegaTrends Fund                          765,400                       802,400

 C. REPURCHASE AGREEMENTS

 The funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold, as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreement accounts with other funds under common management where uninvested cash is collectively invested in repurchase agreements, and each participating fund owns an undivided interest in the account.

 D. FOREIGN CURRENCY TRANSACTIONS

 Some funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current prevailing exchange rate. Security transactions, income and expenses are converted at the prevailing rate of exchange on the respective dates of the transactions. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other foreign currency gains or losses are reported separately.

 E. OPTIONS

 Some funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risks of a change in value of the underlying instruments, an illiquid secondary market, or failure of the counterparty to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the

----------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2000
----------------------------------------------------------------------

 option is adjusted by the amount of the premium. There was no activity in options written or purchased for the six months ended April 30, 2000.

 F. INCOME TAXES

 The funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required. Each fund may be subject to foreign taxes on income and gains on investments, which are accrued based on the fund's understanding of the tax rules and regulations in the foreign markets.

 G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

 The funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications related to permanent book and tax basis differences are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations. The funds make distributions at least annually.

 H. EXPENSES

 Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Short-term trading fees collected from temporary investors in the funds are applied as a reduction of expenses to the extent of such related costs; any excess of short-term trading fees is treated as paid-in capital. Expense offset arrangements have been made with the funds' custodian so the custodian fees may be paid indirectly by credits earned on the funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 I. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION

 The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through March 8, 2001, furnishes management and investment advisory services and, subject to the supervision of the trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business

----------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2000
----------------------------------------------------------------------


 equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the funds, is the controlling owner of the Adviser.

 For each fund, the Adviser has contracted with and compensates sub-advisers to serve in the execution of the Adviser's investment responsibilities as follows:

    Bonnel Growth Fund                    Bonnel, Inc.
    MegaTrends Fund                       Money Growth Institute, Inc.
    Regent Eastern European Fund          Regent Fund Management, Ltd.

 For the services of the Adviser, each fund pays a management fee at an annual rate of 1.00% for Bonnel Growth Fund and MegaTrends Fund and 1.25% for Regent Eastern European Fund based on their average net assets. Fees are accrued daily and paid monthly.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is transfer agent for the funds. Each fund pays an annual fee based on the number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the funds. Additionally, the Adviser is reimbursed at cost for in-house legal services pertaining to each fund. Effective November 1, 1997, the funds engaged Brown Brothers Harriman & Co. as the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the funds.

 Each fund has adopted a distribution plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 that allows an annual fee of up to 0.25% of its average net assets to be used for, or to reimburse the Adviser for, expenditures in connection with sales and promotional services related to the distribution of each fund's shares. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of shares and providing shareholder support services.

 Leeb Brokerage Services, a broker/dealer affiliate of Money Growth Institute, Inc., received $45,337, representing 92.53%, of commissions paid by MegaTrends Fund on purchases and sales of securities during the six months ended April 30, 2000.

 During the six months ended April 30, 2000, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $22,838 for mailing services provided to the funds.

 The three independent trustees each receive $8,000 annually as compensation for serving on the board, plus $2,000 per each quarterly meeting attended. The Chairman and members of special committees receive additional compensation.
 Trustees  are  also  reimbursed  for  out-of-pocket   expenses  incurred  while
 attending

----------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2000
----------------------------------------------------------------------


 meetings. Frank E. Holmes receives no compensation from the funds for serving on the board.

NOTE 3: INVESTMENTS

 Purchases and sales of long-term securities for the six months ended April 30, 2000, are summarized as follows:

        FUND                                        PURCHASES         SALES
  -----------------------------------------------------------------------------
  Bonnel Growth                                    $347,284,911    $307,551,748
  MegaTrends                                         12,627,403      13,309,189
  Regent Eastern European                             1,177,440       2,136,768

 The following table presents the income tax basis of securities owned on April 30, 2000, and the tax basis components of net unrealized appreciation or depreciation:

                                              GROSS           GROSS        NET UNREALIZED
                            AGGREGATE       UNREALIZED      UNREALIZED      APPRECIATION
       FUND                    COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
  ---------------------------------------------------------------------------------------
  Bonnel Growth            $231,261,728    $58,612,801      $9,264,948       $49,347,853
  MegaTrends                 14,677,017      3,168,551         539,539         2,629,012
  Regent Eastern
  European                    5,877,408        986,672       1,155,968          (169,296)

 At April 30, 2000, Regent Eastern European Fund had capital loss carryovers of $374,861 with an expiration date of October 31, 2006, and $185,242 with an expiration date of October 31, 2007.

 Regent Eastern European Fund may be exposed to risks not typically associated with investment in the United States due to its concentration of investments in emerging markets. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

----------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                       April 30, 2000
----------------------------------------------------------------------


NOTE 4: REVOLVING DEMAND NOTES

 On March 1, 2000, each of the U.S. Global Accolade Funds, along with other funds under common management, entered into revolving demand notes with Brown Brothers Harriman & Co. as denoted below subject to the borrowing limits as set forth in the funds' registration statement. These notes are collateralized by any or all of the securities held by Brown Brothers Harriman & Co. as the funds' custodian. Borrowings under these notes are charged interest at the current overnight Federal Funds Rate plus 2%. Each U.S. Global Accolade Fund has a maximum borrowing limit of the lesser of 5% of its net asset value or $10,000,000. There were no borrowings under the revolving demand notes at April 30, 2000.

 From March 1, 1999 to February 29, 2000, the U.S. Global Accolade Funds, along with other funds under common management, participated in an $85 million revolving credit facility (Facility) dated March 1, 1999. Commitment fees related to the Facility were paid by the participating funds. A one-time set up fee was paid on March 1, 1999. Additionally, an annual fee of $75,000, and quarterly commitment fees totaling $127,500 were paid within each annual period. These expenses were shared by all funds under common management. Borrowings under these notes were charged interest at the current overnight Federal Funds Rate plus 2%.

NOTE 5: SHARES OF BENEFICIAL INTEREST

 At April 30, 2000, individual shareholders holding 5% or more of outstanding shares comprised 8.09% of Regent Eastern European Fund.


---------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------

BONNEL GROWTH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:

                              SIX MONTHS       YEAR ENDED        PERIOD
                                ENDED         OCTOBER 31,        ENDED        YEAR ENDED SEPTEMBER 30,
                              APRIL 30,    ------------------   OCT. 31,   ------------------------------
                                 2000        1999      1998     1997 (*)     1997      1996     1995 (**)
NET ASSET VALUE, BEGINNING
  OF PERIOD                      $25.17      $16.18    $19.68     $21.86     $17.15    $14.81     $10.02
---------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss              (.20)       (.30)     (.23)      (.03)      (.21)     (.14)      (.07)
  Net realized and
    unrealized gain (loss)        14.32        9.87       .44      (2.15)      5.09      3.13       4.91
                               --------    --------   -------   --------   --------   -------    -------
  Total from investment
    activities                    14.12        9.57       .21      (2.18)      4.88      2.99       4.84
                               --------    --------   -------   --------   --------   -------    -------
Distributions
  From net investment
    income                           --          --        --         --         --        --       (.05)
  From net realized gains         (3.75)       (.58)    (3.71)        --       (.17)       --         --
  In excess of net realized
    gains                            --          --        --         --         --      (.65)        --
                               --------    --------   -------   --------   --------   -------    -------
  Total distributions             (3.75)       (.58)    (3.71)        --       (.17)     (.65)      (.05)

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  PERIOD                         $35.54      $25.17    $16.18     $19.68     $21.86    $17.15     $14.81
---------------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees) (a)      62.70%      60.85%      .80%     (9.97)%    28.67%    21.27%     48.74%
Ratios to Average Net
  Assets (b):
  Net investment loss             (1.18)%     (1.41)%   (1.19)%    (1.43)%    (1.18)%   (1.32)%    (1.46)%
  Total expenses                   1.47%       1.77%     1.85%      1.72%      1.77%     1.83%      2.50%
  Expenses reimbursed or
    offset                           --          --      (.01)%       --         --        --       (.02)%
  Net expenses                     1.47%       1.77%     1.84%      1.72%      1.77%     1.83%      2.48%
Portfolio turnover rate             253%        197%      190%        52%       239%      212%       145%

Net assets, end of period
  (in thousands)               $274,809    $133,949   $87,751   $104,643   $117,891   $90,696    $24,673


  (*) For the month ended October 31, 1997.

 (**) From October 17, 1994, commencement of operations.

  (a) Total returns for period less than one year are not annualized.

  (b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.



-----------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------

MEGATRENDS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:
                                  SIX MONTHS      YEAR ENDED        PERIOD
                                    ENDED         OCTOBER 31,       ENDED          YEAR ENDED JUNE 30,
                                  APRIL 30,    -----------------   OCT. 31,   -----------------------------
                                     2000       1999      1998     1997 (*)   1997 (**)    1996      1995
NET ASSET VALUE, BEGINNING OF
  PERIOD                            $10.76      $11.35    $13.90    $13.45      $11.27     $11.17    $10.29
-----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income (loss)        (.02)       (.01)     (.02)      .01         .01        .17       .28
  Net realized and unrealized
    gain (loss)                       1.85        1.27      (.51)      .44        2.39       1.72       .95
                                   -------     -------   -------   -------     -------    -------   -------
  Total from investment
    activities                        1.83        1.26      (.53)      .45        2.40       1.89      1.23
                                   -------     -------   -------   -------     -------    -------   -------
Distributions
  From net investment income            --          --        --        --        (.01)      (.17)     (.28)
  In excess of net investment
    income                              --          --      (.01)       --          --         --        --
  From net realized gains            (1.05)      (1.85)    (2.01)       --        (.21)     (1.61)       --
  In excess of net realized
    gains                               --          --        --        --          --       (.01)     (.07)
                                   -------     -------   -------   -------     -------    -------   -------
  Total distributions                (1.05)      (1.85)    (2.02)       --        (.22)     (1.79)     (.35)

-----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD      $11.54      $10.76    $11.35    $13.90      $13.45     $11.27    $11.17
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees) (a)         18.63%      12.85%    (4.43)%    3.34%      20.72%     17.10%    12.20%
Ratios to Average Net
  Assets (b):
  Net investment income (loss)        (.37)%      (.05)%    (.14)%     .23%        .09%      1.30%     2.36%
  Total expenses                      2.25%       2.17%     2.06%     1.76%       1.97%      2.10%     1.98%
  Expenses reimbursed or offset       (.02)%        --        --        --        (.09)%     (.60)%    (.48)%
  Net expenses                        2.23%       2.17%     2.06%     1.76%       1.88%      1.50%     1.50%
Portfolio turnover rate                168%         76%       51%       13%         62%       115%      163%

Net assets, end of period (in
  thousands)                       $17,622     $17,453   $20,740   $25,492     $25,160    $27,945   $32,976

  (*) For the four months ended October 31, 1997.

 (**) Effective November 18, 1996, the Fund changed to a new investment manager.

  (a) Total returns for period less than one year are not annualized.

  (b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.



-------------------------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------

REGENT EASTERN EUROPEAN FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE:
                                                   SIX MONTHS          YEAR ENDED
                                                     ENDED            OCTOBER 31,            YEAR ENDED
                                                   APRIL 30,       ------------------         OCT. 31,
                                                      2000          1999        1998          1997 (*)
NET ASSET VALUE, BEGINNING OF PERIOD                  $8.66         $8.02      $11.19          $10.00
-------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                  (.22)         (.23)       (.27)           (.01)
  Net realized and unrealized gain (loss)              2.93           .87       (2.84)           1.20
                                                     ------        ------      ------          ------
  Total from investment activities                     2.71           .64       (3.11)           1.19
                                                     ------        ------      ------          ------
Distributions
  From net investment income                             --            --          --              --
  In excess of net investment income                     --            --        (.01)             --
  From net realized gains                                --            --          --              --
  In excess of net realized gains                        --            --        (.05)             --
                                                     ------        ------      ------          ------
  Total distributions                                    --            --        (.06)             --

-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $11.37         $8.66       $8.02          $11.19
-------------------------------------------------------------------------------------------------------

TOTAL RETURN
(excluding account fees) (a)                          31.29%         7.98%     (27.96)%         11.90%
Ratios to Average Net Assets (b):
  Net investment loss                                 (3.57)%       (2.38)%     (2.38)%          (.49)%
  Total expenses                                       4.19%         4.36%       5.03%           4.98%
  Expenses reimbursed or offset                          --          (.01)%      (.48)%         (1.73)%
  Net expenses                                         4.19%         4.35%       4.55%           3.25%
Portfolio turnover rate                                  41%           29%         97%             11%

Net assets, end of period (in thousands)             $5,920        $5,210      $5,676          $8,778

 (*) From March 31, 1997, commencement of operations.

 (a) Total return for periods less than one year are not annualized.

 (b) Ratios are annualized for periods of less than one year. Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.


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